GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated May 13, 2022,
to the AICPA Group Contract Prospectus
(For Certificates effective on or before 12/31/2008)
dated May 1, 2021 for Group Variable Universal Life Insurance Contracts

This supplement should be read and retained with the current prospectus for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

We are issuing this supplement to update the current expense associated with the Templeton Foreign VIP Fund (Class 2) (“the Fund”) as a result of a decrease in this fund’s management fees.

PROSPECTUS CHANGE

The Fund row in Appendix A is hereby deleted and replaced with the following:

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Global/International	^^^Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.06%^	4.16%	2.71%	4.00%
^ The Fund’s annual current expense reflects temporary fee reductions.
^^^ Effective June 10, 2022, you may no longer make additional allocations into the Templeton Foreign VIP Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
AICPASUP113